UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    April 13, 2006
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                            SHUMATE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-30291                   65-0735872
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

                          12060 FM 3083, Conroe, Texas           77301
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                   (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (936) 441-5100
                                                   -----------------------------



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 13, 2006, we entered into a letter agreement with Stillwater National Bank, or Stillwater, pursuant to which Stillwater agreed to accept $500,000 from us in full satisfaction of a secured convertible promissory note in the principal amount of $2,500,000 which we had previously issued to Stillwater in connection with our October 19, 2005 reorganization. Stillwater's agreement to accept this reduced amount is subject to the following conditions:
(i) the $500,000 payment must come from new equity funds and cannot be borrowed or in any way become our obligation or an obligation of our related concerns,
(ii) Stillwater will not assign the rights in the note to another party and the terms of the new equity investment must contain no terms which allow the investor(s) of the new equity funds to gain any special benefit resulting from the spread between the $500,000 and the face amount of the note, (iii) the new equity funds must be raised upon terms to the investors no better than those recently approved by Stillwater for dilution of its equity interest, (iv) a breach of (i)-(iii) above will constitute a breach of the reorganization agreement dated October 19, 2005 between us, Stillwater, and other parties, and
(iv) payment of the full $500,000 must be made on or before September 1, 2006.

      In the event that we meet the conditions of the letter agreement and effectuate the transaction set forth therein, we will record debt forgiveness income in the approximate amount of $2,000,000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHUMATE INDUSTRIES, INC.
                              (Registrant)


Date:  April 18, 2006         By:  /s/ Matthew C. Flemming
                                 -----------------------------------------------
                                   Matthew C. Flemming, Chief Financial Officer,
                                   Treasurer, Secretary, and Executive Vice
                                   President


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